UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2009
HMN Financial, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest
PO Box 6057
Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (507) 535-1200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 6, 2009, the Compensation Committee of the Board of Directors of HMN Financial, Inc. (the “Company”) adopted the following agreements for use in connection with the HMN Financial Inc. 2009 Equity Incentive Plan:
•	HMN Financial Inc. 2009 Equity Incentive Plan Restricted Stock Agreement;

•	HMN Financial Inc. 2009 Equity Incentive Plan Incentive Stock Option Agreement; and

•	HMN Financial Inc. 2009 Equity Incentive Plan Non-Statutory Stock Option Agreement.
     Each of the agreements is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Description

99.1	HMN Financial Inc. 2009 Equity Incentive Plan Restricted Stock Agreement

99.2	HMN Financial Inc. 2009 Equity Incentive Plan Incentive Stock Option Agreement

99.3	HMN Financial Inc. 2009 Equity Incentive Plan Non-Statutory Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)
/s/ Jon Eberle
Jon Eberle
Date: May 12, 2009	Senior Vice President, Chief Financial Officer and Treasurer